SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.       )

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MOLDFLOW CORPORATION

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MOLDFLOW CORPORATION

430 Boston Post Road
Wayland, Massachusetts 01778

October 5, 2004

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Moldflow Corporation (the “Annual Meeting”) to be held on Thursday, November 18, 2004, at 10:00 am local time, at the Company’s headquarters at 430 Boston Post Road, Wayland, MA 01778.

      The Annual Meeting has been called for the purpose of (i) electing one Class II Director for a three-year term, and (ii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on September 23, 2004 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

      The Board of Directors of the Company recommends that you vote “FOR” the election of the nominee of the Board of Directors as a Director of the Company.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE YOUR PROXY IN ONE OF THE FOLLOWING WAYS: (1) USE THE TOLL-FREE TELEPHONE NUMBER SHOWN ON THE ENCLOSED PROXY CARD; (2) GO TO THE WEBSITE ADDRESS SHOWN ON THE PROXY CARD AND VOTE OVER THE INTERNET; OR (3) MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. VOTES SUBMITTED VIA THE INTERNET OR BY TELEPHONE MUST BE RECEIVED BY 12:00 MIDNIGHT UNITED STATES EASTERN STANDARD TIME ON NOVEMBER 17, 2004. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY COMPLETED YOUR PROXY.

Sincerely,

A. Roland Thomas
President and Chief Executive Officer

MOLDFLOW CORPORATION

430 Boston Post Road
Wayland, Massachusetts 01778
(508) 358-5848

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, November 18, 2004

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Moldflow Corporation (the “Company”) will be held on Thursday, November 18, 2004, at 10:00 am local time, at the Company’s headquarters at 430 Boston Post Road, Wayland, Massachusetts 01778 (the “Annual Meeting”), for the purpose of considering and voting upon:

1. The election of one Class II Director for a three-year term; and

2. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on September 23, 2004 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

      In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

By Order of the Board of Directors,

Lori M. Henderson
Vice President, General Counsel and Secretary

Wayland, Massachusetts

October 5, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE YOUR PROXY IN ONE OF THE FOLLOWING WAYS: (1) USE THE TOLL-FREE TELEPHONE NUMBER SHOWN ON THE ENCLOSED PROXY CARD; (2) GO TO THE WEBSITE ADDRESS SHOWN ON THE PROXY CARD AND VOTE OVER THE INTERNET; OR (3) MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. VOTES SUBMITTED VIA THE INTERNET OR BY TELEPHONE MUST BE RECEIVED BY 12:00 MIDNIGHT UNITED STATES EASTERN STANDARD TIME ON NOVEMBER 17, 2004. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY COMPLETED YOUR PROXY.

MOLDFLOW CORPORATION

430 Boston Post Road
Wayland, Massachusetts 01778
(508) 358-5848

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, November 18, 2004

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Moldflow Corporation (the “Company”) for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, November 18, 2004 at 10:00 a.m. local time, at the Company’s headquarters at 430 Boston Post Road, Wayland, Massachusetts 01778, and any adjournments or postponements thereof (the “Annual Meeting”).

      At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

1. The election of one Class II Director for a three-year term, such term to continue until the Annual Meeting of Stockholders in 2007 and until such Director’s successor is duly elected and qualified; and

2. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

      The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about October 5, 2004 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on September 23, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of Common Stock of the Company (“Common Stock”) of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 10,653,102 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 97 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

      The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

      The affirmative vote of holders of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter is required for the election of the nominee as a Director of the Company. Abstentions and broker non-votes will not be counted as voting with respect to the election of the Director nominee and, therefore, will not have an effect on the election of the Director nominee.

      Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. You may also vote by telephone or on the Internet in accordance with the procedures on the Proxy Card. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted “FOR” the election of the nominee for Director listed in this Proxy Statement. It is not anticipated that any matters other than those set forth herein will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Counsel has advised the Company that the Internet voting procedures made available are consistent with the requirements of applicable law. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

      Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

      The Annual Report of the Company, including financial statements for the fiscal year ended June 30, 2004 (“Fiscal 2004”) is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

DISCUSSION OF PROPOSAL RECOMMENDED BY BOARD OF DIRECTORS

Proposal 1     Election of Director

      The Board of Directors of the Company currently consists of six members and is divided into three classes, with two Directors in Class I, two Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company’s stockholders at each annual meeting. Mr. Dulude, a Class II Director, will retire from the Board of Directors effective the date of the Annual Meeting.

      At the Annual Meeting, the remaining Class II Director will be elected to serve until the Annual Meeting of Stockholders in 2007. At the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated Frank W. Haydu III for re-election as a Class II Director. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Mr. Haydu as a Director. The nominee has agreed to stand for re-election and to serve, if elected, as a Director. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

Vote Required For Approval

      The affirmative vote of holders of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter is required for the election of the nominee as a Director of the Company.

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE OF THE BOARD OF DIRECTORS AS A DIRECTOR OF THE COMPANY.

EQUITY COMPENSATION PLAN INFORMATION

      The Company maintains equity compensation plans in the form of stock option incentive plans, each of which has been approved by the stockholders of the Company. The following table details information on securities authorized for issuance under the Company’s Employee Stock Purchase Plan, the Company’s 2000 Stock Option and Incentive Plan (the “2000 Option Plan”) and the Company’s 1997 Equity Incentive Plan (the “Incentive Plan”) as of June 30, 2004. The Company stopped issuing options or other equity grants under the Incentive Plan upon the adoption of the 2000 Option Plan; however, there are options outstanding under the Incentive Plan.

			Number of Securities
			Remaining Available
	Number of Securities to be	Weighted-average	for Future Issuance
	Issued upon Exercise of	Exercise Price of	under Equity
Plan Category	Outstanding Options	Outstanding Options	Compensation Plans

Equity compensation plans approved by security holders
1997 and 2000 Stock Option Plans	2,634,157	$9.77	1,205,683 (3)
Employee Stock Purchase Plan	(1)	(2)	374,563
Equity compensation plans not approved by security holders	0	N/A	0

(1)	The number of shares issuable with respect to the current offering period is not determinable until the end of the offering period.

(2)	The per share purchase price of shares issuable with respect to the current offering period is not determinable until the end of the offering period.

(3)	The 2000 Option Plan provides that as of each June 30 and December 31 an additional positive number equal to twenty percent (20%) of the shares of stock issued by the Company during the six-month period then ended be added to the number of shares of stock reserved and available for issuance under such Plan.

INFORMATION REGARDING DIRECTORS

      Set forth below is certain information regarding the Directors of the Company, including the Class II Director who has been nominated for re-election at the Annual Meeting, based on information furnished by them to the Company. This information is current as of September 23, 2004.

		Director
Name	Age	Since

Class I Directors — Term Expires 2006
Robert P. Schechter(1)(2)	54	2000
A. Roland Thomas	45	1997
Class II Directors — Term Expires 2004
Marc J.L. Dulude	44	1996
Frank W. Haydu III(2)*	56	2001
Class III Directors — Term Expires 2005
Roger E. Brooks(1)(2)(3)	59	1998
Robert J. Lepofsky (1)(3)	59	2003

*	Nominee for re-election.

(1)	Member of the Compensation Committee.

(2)	Member of the Audit Committee.

(3)	Member of the Nominating and Corporate Governance Committee.

      The principal occupation and business experience for at least the last five years for each Director of the Company is set forth below.

      Robert P. Schechter has served as a Director of the Company since January 2000. Mr. Schechter has served as President and Chief Executive Officer of NMS Communications, a provider of hardware and software solutions for the communications industry, since April 1995 and as its chairman since March 1996. Prior to joining NMS Communications, Mr. Schechter served in various positions with, and most recently as the Senior Vice President of, the International Business Group of Lotus Development Corporation, a software company, from 1987 to March 1994. Mr. Schechter also serves as a director of Avici Systems, a provider of routing systems, and MapInfo Corporation, a software company. Mr. Schechter holds degrees from Rensselaer Polytechnic Institute and The Wharton School of the University of Pennsylvania.

      A. Roland Thomas has served as a Director of the Company since 1997 and as a director of the Company’s predecessors since November 1989. He served as the Company’s Vice President of Research and Development from January 1997 through June 2002 at which time he was appointed President and Chief Executive Officer. Prior to January 1997, he served in various other positions with the Company since 1982. Mr. Thomas holds a Bachelor of Mechanical Engineering degree from the Royal Melbourne Institute of Technology.

      Marc J.L. Dulude serves as a general partner at Ampersand Ventures and has served as a Director of the Company or its predecessor since May 1996 and as Chairman of the Board since November 2001. Prior to joining Ampersand, Mr. Dulude served as the Company’s President and Chief Executive Officer from May 1996 until June 2002. Prior to joining the Company, Mr. Dulude served in various positions with, and most recently as the Senior Vice President of Marketing for Parametric Technology Corporation, a computer-aided design software company, from 1991 to May 1996. Mr. Dulude is a director of several private or non-U.S. corporations. Mr. Dulude holds Bachelor and Master of Mechanical Engineering degrees from Carleton University in Canada.

      Frank W. Haydu III has served as a Director of the Company since October 2001. Mr. Haydu is currently a Managing Director of Valuation Perspectives, Inc., a financial services consulting practice. Until May 2001, Mr. Haydu served as the Chairman of Haydu & Lind, LLC, a senior living development company. Mr. Haydu also served as the interim Commissioner of Education of the Commonwealth of Massachusetts from February 1998 to July 1998. Prior to co-founding Haydu & Lind, LLC in June 1996, Mr. Haydu served as the interim President and Chief Executive Officer of the New England Medical Center Hospitals, Inc. from October 1995 to May 1996, a Senior Advisor to Smith Barney, Inc., an investment bank, from August 1994 to August 1995, and as a Managing Director of Kidder, Peabody & Company, Inc., an investment bank, from 1990 to August 1994. Mr. Haydu also serves as a director of Albany Molecular Research, Inc., iParty Corp. and several private companies. Mr. Haydu holds a Bachelor of Arts degree in economics from Muhlenberg College.

      Roger E. Brooks has served as a Director of the Company since October 1998. Mr. Brooks is presently an independent consultant assisting small- and medium-sized companies on matters of strategy and financing. Previously he served as the President and Chief Executive Officer and a director of Intelligent Controls, Inc., an electronics and software manufacturer serving the energy industry, from May 1998 to July 2002, at which time he left the company when it was sold. Mr. Brooks also served as President and Chief Executive Officer and a director of Dynisco, Inc., an instrumentation company serving the plastics industry, from 1984 through 1996. Mr. Brooks holds a Bachelor of Economics degree from the University of Connecticut and a Masters of Business degree from New York University.

      Robert J. Lepofsky has served as a Director of the Company since December 2003. Since 1989 he has been President and Chief Executive Officer of Helix Technology Corporation, a manufacturer of innovative vacuum technology solutions for the semiconductor, data storage, and flat panel display markets. Mr. Lepofsky holds a Bachelor of Science degree from Drexel Institute of Technology and completed Executive Education programs at the Harvard Business School. Mr. Lepofsky is also a director of Helix Technology Corporation and of Ensign-Bickford Industries, a broadly diversified private company. He is also Chairman of the Board of the CareGroup Healthcare System, a major Harvard affiliated health delivery system in Boston.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

      The Board of Directors of the Company held six (6) meetings during Fiscal 2004. During Fiscal 2004, each of the Directors then serving as a Director attended at least 75% of the total number of meetings of the Board and of the committees of which he was a member. The Company does not have a policy with respect to Directors’ attendance at the Company’s Annual Meeting of Stockholders. Mr. Thomas attended the 2003 Annual Meeting of Stockholders.

      The Board of Directors has established an Audit Committee (the “Audit Committee”), a Compensation Committee (the “Compensation Committee”) and a Nominating and Corporate Governance Committee (the “Nominating Committee”). Each of the committees operates under a written charter which was adopted by the Board of Directors and is available on the Corporate Governance page in the Investors section of the Company’s website at www.moldflow.com. Information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement. In addition, the Audit Committee Charter was included as an appendix to the Proxy Statement for the 2003 Annual Meeting of Stockholders.

Audit Committee

      The Audit Committee has the authority to appoint, terminate and determine funding for the Company’s independent auditor. The Audit Committee reviews the performance of the independent auditors in the annual audit and in pre-approved assignments unrelated to the audit and approves all fees of the independent auditor. The Audit Committee also reviews the scope and results of the audit with the independent auditor, reviews the Company’s financial disclosures, reviews with management the Company’s annual operating results, considers the adequacy of the internal accounting procedures and considers matters related to the auditor’s independence. The Audit Committee currently consists of Messrs. Haydu, Brooks and Schechter and held seven (7) meetings during Fiscal 2004. The Board of Directors has determined that Messrs. Haydu, Brooks and Schechter are “independent” as such term is currently defined in the applicable listing standards of the National Association of Securities Dealers, Inc. (the “NASD Rules”), meet the criteria for independence set forth under the rules of the Securities and Exchange Commission, and are able to read and understand fundamental financial statements. The Board of Directors has also determined that each of Messrs. Haydu, Brooks and Schechter qualify as an “audit committee financial expert” under the rules of the Securities and Exchange Commission.

Compensation Committee

      The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the 2000 Option Plan and takes such other action as may be required in connection with the Company’s compensation and incentive plans. The Compensation Committee currently consists of Messrs. Schechter, Brooks and Lepofsky and held two (2) meetings during Fiscal 2004.

Nominating and Corporate Governance Committee

      The Nominating Committee was established in Fiscal 2004 and oversees the qualification and nomination process for potential director candidates, reviews the continued qualification of existing directors and is responsible for corporate governance oversight. The Nominating Committee held one (1) meeting during Fiscal 2004 and currently consists of Messrs. Lepofsky and Brooks, each of whom is “independent” as such term is currently defined in the NASD Rules.

      In the course of reviewing potential director candidates, the Nominating Committee will consider nominees recommended by securityholders of the Company. When considering a potential candidate for membership on the Board of Directors, the Nominating Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board of Directors, all facts and circumstances that the Nominating Committee deems appropriate or advisable, including, among other things, the skills of the proposed Director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. At a minimum, each nominee, whether proposed by a stockholder or any other party, is expected to have the highest personal and professional integrity, shall demonstrate sound judgment and shall be expected to effectively interact with other members of the Board of Directors to serve the long-term interests of the Company and its stockholders. In addition, the Nominating Committee may consider whether the nominee has direct experience in the Company’s industry or in the markets in which the Company operates and whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience. The procedures to be followed by securityholders in submitting such recommendations are described in the section entitled “Submission of Securityholder Recommendations for Director Candidates” beginning on page 17 of this Proxy Statement.

Director Compensation

      During Fiscal 2004, each non-employee Director received a quarterly fee of $2,500 plus a fee of $1,000 for each meeting of a committee of the Board of Directors that they attended in person or by telephone conference. In addition, all Directors are reimbursed for travel and other expenses incurred in attending meetings in person.

      Non-employee Directors are also eligible to participate in the 2000 Option Plan. The 2000 Option Plan currently provides that each non-employee Director will receive an option to acquire 10,000 shares of Common Stock upon election to the Board of Directors and an option to acquire an additional 7,500 shares of Common Stock following each Annual Meeting of Stockholders.

Securityholder Communications with the Board of Directors

      Securityholders desiring to send communications to the Board of Directors, or any individual Director(s), may forward such communication to: Secretary, Moldflow Corporation, 430 Boston Post Road, Wayland, Massachusetts 01778. The mailing envelope should contain a notation indicating that the enclosed letter is a “Securityholder-Board Communication.” Any such communication should clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual Director(s). The Secretary of the Company or her designee will make a copy of any securityholder communication so received and promptly forward it to the Board of Directors or the particular Director(s), as the case may be.

Director Independence

      The Board of Directors has determined that each of Messrs. Brooks, Haydu, Lepofsky and Schechter is “independent” as such term is currently defined in the NASD Rules. Therefore, a majority of the Company’s Board of Directors is currently comprised of independent directors, as so defined.

      Independent Directors of the Company regularly meet in executive sessions outside the presence of management. The presiding Director for these meetings is currently Mr. Brooks. Any interested party who wishes to make his or her concerns known to the Independent Directors may forward such communication to: Secretary, Moldflow Corporation, 430 Boston Post Road, Wayland, Massachusetts 01778. The Secretary of the Company or her designee will make a copy of any communication so received and promptly forward it to Mr. Brooks.

EXECUTIVE OFFICERS

      The names and ages of all executive officers of the Company and the principal occupation and business experience for at least the last five years for each are set forth below (unless previously set forth above). This information is current as of September 23, 2004.

Name	Age	Position

A. Roland Thomas	45	President and Chief Executive Officer
Suzanne E. MacCormack	47	Executive Vice President of Finance and Administration, Chief Financial Officer and Treasurer
Timothy L. Triplett	49	Executive Vice President and General Manager, Manufacturing Solutions Business Unit
Kenneth R. Welch	47	Executive Vice President and General Manager, Design Analysis Solutions Business Unit
Lori M. Henderson	42	Vice President, General Counsel and Secretary
Peter K. Kennedy	48	Chief Technology Officer
Ian M. Pendlebury	40	Vice President of Product Development

      Suzanne E. MacCormack has served as the Company’s Vice President of Finance and Administration, Chief Financial Officer and Treasurer since September 1996 and was named Executive Vice President in August 2002. Before joining the Company, Ms. MacCormack served as the Vice President of Finance and Chief Financial Officer from November 1994 to September 1996 and as the Controller from May 1993 to November 1994 of Scitex America Corp., a subsidiary of Scitex Corporation Ltd., a graphic arts systems manufacturer. Ms. MacCormack is a certified public accountant.

      Timothy L. Triplett has served as the Company’s Executive Vice President and General Manager of the Manufacturing Solutions Business Unit since January 2004. Mr. Triplett was the founder and President of American MSI Corporation from its founding in 1984, until its acquisition by the Company in January 2004.

      Kenneth R. Welch has served as the Executive Vice President and General Manager of the Design Analysis Solutions Business Unit since January 2004 and prior to that served as the Company’s Executive Vice President of Marketing and Field Services since August 2002. Prior to that he was the Company’s Vice President of Marketing since 1996. Prior to joining the Company, Mr. Welch served as the Director of AutoCAD Product Marketing for Autodesk, Inc., a computer-aided design software company, from September 1995 to November 1996 and Vice President of Sales and Marketing of Visual Kinematics, an original equipment manufacturer of software tools, from June 1994 to September 1995.

      Lori M. Henderson has served as the Company’s Vice President, General Counsel and Secretary since July 2002 and has been employed by Moldflow since January 1999. Prior to joining Moldflow, Ms. Henderson served as Vice President and Corporate Counsel at C.P. Clare Corporation from October 1995 through January 1999. Prior to that, Ms. Henderson was associated with the law firm of Goodwin Procter LLP.

      Peter K. Kennedy has served as the Company’s Chief Technology Officer since January 2004 and prior to that he was Vice President of Technology Development since July 2002. Mr. Kennedy has been employed by Moldflow in various technical and management roles since 1987.

      Ian M. Pendlebury has served as the Company’s Vice President of Product Development since July 2002 and has been employed by Moldflow in various product development and management roles since 1985. Since 2001 he has also served as the General Manager of the Company’s Australian office.

      Each of the officers holds his or her respective office until the regular annual meeting of the Board of Directors following the Annual Meeting of Stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

EXECUTIVE COMPENSATION

      The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during fiscal years 2002, 2003 and 2004 to the Company’s Chief Executive Officer and the five other most highly compensated executive officers of the Company during Fiscal 2004 (the “Named Executive Officers”).

      Summary Compensation. The following summary compensation table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Named Executive Officers during each of fiscal 2002, 2003 and 2004.

Summary Compensation Table

						Long Term
						Compensation	All Other
	Annual Compensation					Awards	Compensation($)

						Securities
						Underlying
			Bonus	Other Annual		Options
Name and Principal Position	Year	Salary($)	($)(1)	Compensation($)		(Shares)

A. Roland Thomas(2)	2004	$237,500	$125,000	—		75,000	$13,141	(3)
President and Chief	2003	226,811	120,880	—		200,000	78,516	(3)
Executive Officer	2002	177,544	32,331	—		32,000	909	(3)
Suzanne E. MacCormack	2004	201,000	100,000	—		10,000	12,261	(6)
Executive Vice	2003	191,811	116,880	—		120,000	10,548	(6)
President of Finance	2002	165,000	35,464	—		32,000	11,409	(6)
and Administration,
Chief Financial Officer
and Treasurer
Richard M. Underwood(4)	2004	106,172	—	$135,406	(5)	10,000	125,390	(4)
Former Executive Vice	2003	176,510	—	150,387	(5)	120,000	7,374	(6)
President of Sales	2002	145,000	4,699	122,917	(5)	26,000	12,095	(6)
Kenneth R. Welch	2004	187,958	63,812	—		10,000	11,756	(6)
Executive Vice President	2003	177,811	91,910	—		120,000	7,374	(6)
and General Manager	2002	158,000	32,331	—		25,000	11,409	(6)
Design Analysis Solutions
Peter K. Kennedy	2004	148,455	30,095	—		7,500	42,454	(7)
Vice President and	2003	152,761	47,940	—		65,000	830	(6)
Chief Technology Officer	2002	135,274	4,699	—		8,000	—
Lori M. Henderson	2004	140,750	31,252	—		7,500	8,075	(6)
Vice President, General	2003	134,500	45,352	—		50,000	6,498	(6)
Counsel and Secretary	2002	110,770	4,699	—		11,500	10,500	(6)

(1)	Bonus amounts include amounts accrued with respect to the stated fiscal year, but which may have been paid out in the following fiscal year.

(2)	Mr. Thomas was elected President and Chief Executive Officer on June 5, 2002. Prior to that he was Vice President of Research and Development.

(3)	In fiscal 2002, represents life and disability insurance purchased for Mr. Thomas’ benefit. In fiscal 2003, represents life and disability insurance purchased for Mr. Thomas’ benefit and a one-time payment of $77,720 representing accrued leave payouts required to be paid to Mr. Thomas due to his permanent relocation from Australia to the United States. In Fiscal 2004, represents $11,243 in payments related to Mr. Thomas’ relocation from Australia to the United States and life and disability insurance purchased for Mr. Thomas’ benefit.

(4)	Mr. Underwood ceased to be an officer of the Company on February 4, 2004. In Fiscal 2004, all other compensation included severance payments of $118,060 and contributions to Mr. Underwood’s 401(k) account and life and disability insurance purchased by the Company on his behalf.

(5)	Constitutes sales commissions.

(6)	Contributions by the Company to the executive officer’s 401(k) account and life and disability insurance purchased for the executive officer’s benefit.

(7)	Includes $35,934 in reimbursed costs related to Mr. Kennedy’s scheduled relocation back to Australia from the United States. Also included are contributions to Mr. Kennedy’s 401(k) account, an automobile allowance and life and disability insurance purchased by the Company on his behalf.

      Option Grants. The following table sets forth certain information concerning the individual grant of options to purchase Common Stock of the Company to the Named Executive Officers of the Company who received such grants during Fiscal 2004.

Option Grants in Last Fiscal Year

	Individual Grants
					Potential Realizable
	Number of	Percent of			Value at Assumed
	Securities	Total Options			Annual Rates of Stock
	Underlying	Granted to	Exercise		Price Appreciation for
	Options	Employees	or Base		Option Term(3)
	Granted	in Fiscal	Price Per	Expiration
Name	(#)(1)	Year(%)(2)	($/Share)	Date	5%($)	10%($)

A. Roland Thomas	75,000	14.5%	$9.80	8/1/2008	$203,067	$448,725
Suzanne E. MacCormack	10,000	1.93%	9.80	8/1/2008	27,076	59,830
Richard M. Underwood	10,000	1.93%	9.80	8/1/2008	27,076	59,830
Kenneth R. Welch	10,000	1.93%	9.80	8/1/2008	27,076	59,830
Peter K. Kennedy	7,500	1.45%	9.80	8/1/2008	20,307	44,872
Lori M. Henderson	7,500	1.45%	9.80	8/1/2008	20,307	44,872

(1)	The options set forth above become exercisable as to one-third of the total on the first anniversary of the grant date and in equal quarterly installments over the next two years. All options are subject to the employee’s continued employment and terminate five years after the grant date. In addition, these options vest in full upon any change of control of the Company, as defined in the options, and a portion of the options may accelerate upon the termination of employment, death or disability of the executive, in accordance with the terms of the executive’s employment contract. All options were granted at fair market value on the date of grant.

(2)	Based on an aggregate of 517,180 options granted to employees in Fiscal 2004.

(3)	This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, or reflect non-transferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock.

      Option Exercises and Option Values. The following table sets forth information concerning the options exercised by the Named Executive Officers during Fiscal 2004 and the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers who held such options at June 30, 2004.

Total Options Exercised in Fiscal 2004 and Year-End Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
			Options at June 30, 2004		Options at June 30, 2004
			(#)(1)		($)(1)(2)
	Shares Acquired	Value
Name	upon Exercise	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

A. Roland Thomas	—	—	218,992	161,501	$1,312,949	$596,337
Suzanne E. MacCormack	29,557	$184,288	104,916	63,167	435,400	321,400
Richard M. Underwood	126,250	746,046	51,000	—	—	—
Kenneth R. Welch	—	—	117,916	62,084	556,400	321,400
Peter K. Kennedy	—	—	48,416	37,251	239,484	176,262
Lori M. Henderson	3,125	28,828	45,583	32,917	185,444	137,387

(1)	The options set forth above become exercisable as to either 25% or one third of the total on the first anniversary of the grant date and vest quarterly thereafter over the next two or three years. All options are subject to the employee’s continued employment and terminate either eight years or five years after the grant date. These options also vest in full upon any change of control of the Company, as defined in the 2000 Option Plan, and have accelerated vesting for a portion of the unvested shares in the event of termination without cause, death or disability. All options were granted at the fair market value on the date of grant as determined pursuant to the terms of the 2000 Option Plan.

(2)	Based on the last reported sale price on the Nasdaq National Market on June 30, 2004 ($10.84 per share) less the option exercise price.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

      The Compensation Committee is responsible for the oversight of all of the Company’s executive compensation policies and practices including benefits and perquisites. Compensation is defined as base salary, all forms of bonus pay, stock options, restricted stock or any other plans directly or indirectly related to the Company’s stock. Members of the Compensation Committee are appointed by the Board of Directors annually at the first meeting of the Board following the Annual Meeting of Stockholders. The composition of the Compensation Committee will reflect the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 and the NASD Rules as in effect from time to time.

      Compensation Philosophy. The objective of the Compensation Committee is to provide compensation that will attract and retain executives, motivate each executive toward the achievement of the Company’s short- and long-term financial goals and objectives and recognize individual contributions as well as overall business results. In general, the Compensation Committee believes that total compensation should reflect both the relative performance of the Company among its peer group of public companies of similar size and in the same industry, as well as the Company’s performance as measured against its own financial objectives and the creation of long-term shareholder value. In order to achieve these objectives, the primary focus of the Compensation Committee has been on the competitiveness of each of the key elements of executive compensation and the compensation package as a whole. Therefore, the compensation of the Chief Executive Officer and the other members of the senior management team currently consists of base salary, annual cash bonus targets and long-term performance incentives in the form of stock option grants.

      Base compensation is set to be competitive with public companies of a similar size and in a similar industry, taking into account regional requirements, historical levels and past performance of the executive. The Compensation Committee establishes the base salary of the Chief Executive Officer and reviews his recommendations with respect to the other senior executives. The cash bonus portion of the compensation for each executive is determined based upon the achievement of pre-established business and financial goals. For Fiscal 2004, the Company’s goals included the achievement of established revenue, operating profit and other non-financial business objectives related to products and operations. Based on the achievement of these pre-established goals, the Compensation Committee awarded bonuses to the executive officers for the Company’s performance in Fiscal 2004. These bonuses were paid during fiscal 2005.

      The Compensation Committee believes that the equity ownership position of the Chief Executive Officer and the other senior executives is a significant factor in aligning the long-term interests of management and the stockholders. In determining whether to grant stock options to executive officers, the Committee considers the individual performance of the executive, along with the person’s current stock option position and total compensation package. Options are also awarded to recognize individual achievement, reward added responsibility and for retention purposes. Based on these factors, the Compensation Committee approved the grant of stock options to the executive officers during Fiscal 2004.

      Compensation of the Chief Executive Officer. In determining compensation for Fiscal 2004, the Compensation Committee reviewed information regarding the compensation paid to the chief executive officers of comparable companies, and evaluated Mr. Thomas’ achievement of corporate and individual objectives for the previous fiscal year. For Fiscal 2004, Mr. Thomas’ base salary was set at $240,000, which the Committee believed was consistent with peer group norms and Mr. Thomas’ prior experience. In addition, Mr. Thomas was granted a stock option to purchase 75,000 shares of Common Stock. Because the Company fully met and exceeded its pre-established bonus objectives for Fiscal 2004, the Compensation Committee approved the payment of Mr. Thomas’ bonus for the fiscal year in accordance with the pre-established formula, along with an additional discretionary amount. Mr. Thomas received a cash bonus of $125,000, which was paid during fiscal 2005.

      Deductibility of Executive Compensation. The Internal Revenue Code of 1986, as amended (the “Code”), limits the federal income tax deductibility of compensation paid to the Company’s Chief Executive Officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. The Company may deduct compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1 million or meets certain other conditions such as stockholder approval. Considering the Company’s current compensation plans and policy, the Company and the Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction relating to executive compensation. If the deductibility of executive compensation becomes a significant issue, the Company’s compensation plans and policy will be modified to maximize deductibility if the Company and the Committee determine that such action is in the best interests of the Company.

Submitted by the Compensation Committee:

Robert P. Schechter
Roger E. Brooks
Robert J. Lepofsky

Compensation Committee Interlocks and Insider Participation

      For Fiscal 2004, the members of the Compensation Committee were Messrs. Brooks, Lepofsky and Schechter, none of whom is, or was at any time during or before Fiscal 2004, an officer or employee of the Company or any of its subsidiaries or has received any compensation from the Company within the last three years other than in his capacity as a Director.

Shareholder Return Performance Graph

      Set forth below is a line graph comparing the cumulative total shareholder return on the Company’s Common Stock, based on the market price of the Company’s Common Stock, with the total return of companies included within the Nasdaq National Market Composite Index and the Nasdaq Computer and Data Processing Index for the period commencing March 28, 2000 and ending June 30, 2004. The calculation of total cumulative return assumes a $10,000 investment in the Company’s Common Stock, the Nasdaq National Market Composite Index and the Nasdaq Computer and Data Processing Index on March 28, 2000, the date of the Company’s initial public offering, and the reinvestment of all dividends.

COMPARISON OF 51 MONTH CUMULATIVE TOTAL RETURN*

AMONG MOLDFLOW CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

*	$10,000 invested on 3/28/00 in stock or index — including reinvestment of dividends. Fiscal year ended June 30.

Employment Agreements with Named Executive Officers

      The Company is a party to employment agreements with each of Messrs. Thomas, Kennedy and Welch and Ms. MacCormack and Ms. Henderson(the “Employment Agreements.”) Each Employment Agreement is for a period of one year, and will be automatically extended for one additional year on the anniversary date unless either party has given notice that it does not wish to extend the agreement. Each agreement provides for the payment of base salary and incentive compensation and for the provision of certain fringe benefits to the executive. The Employment Agreements require the Company’s executive officers to refrain from competing with the Company and from soliciting its employees for a period of twelve months following termination for any reason. Each Employment Agreement also provides for certain payments and benefits for an executive officer should his or her employment with the Company be terminated because of death or disability, by the executive for good reason or by the Company without cause, as further defined in the Employment Agreements. In general, in the case of a termination by the executive officer for good reason, or by the Company without cause, the executive officer will receive one year of cash compensation, including base salary and an average of cash bonuses paid over the past five years, an extension of benefits for one year from the termination date and an acceleration of vesting for stock options and restricted stock which otherwise would vest during the following twelve months. Upon a change of control, as defined in the Employment Agreements, the executive officer is eligible for payment of eighteen months of cash compensation, including base salary and on-target cash bonus for the current fiscal year, an extension of benefits for one year from the date of the change in control and an acceleration of vesting for all outstanding stock options and restricted stock. Mr. Thomas’ agreement also includes certain provisions (i) requiring the Company to increase the payments to him following a change in control in the event that amounts paid to him would subject him to the excise tax imposed by Section 4999 of the Code, (ii) relating to the relocation of Mr. Thomas and his family back to Australia in the event that he terminates his employment for good reason, is terminated without cause or in the event of a change of control, and (iii) providing that the Company will reimburse Mr. Thomas in the event that he incurs certain adverse tax consequences due to his expatriate assignment in the United States.

      The Company was party to an employment agreement with Mr. Underwood that was substantially similar to those currently in effect between the Company and Mr. Welch, Mr. Kennedy, Ms. Henderson and Ms. MacCormack. Upon Mr. Underwood’s separation from the Company, he and the Company entered into a separation agreement which required the Company to provide certain pay and benefits to Mr. Underwood, in accordance with the terms of his employment agreement. Specifically, the Company agreed to pay severance pay consisting of an amount equal to one (1) times the sum of Mr. Underwood’s base salary of $181,000 and the average annual bonus and commission received by Mr. Underwood over the five fiscal years immediately prior to the year of termination, which equaled $143,587. This amount is being paid in equal monthly installments over the 12 months following the termination date. During such 12 month period, the Company is also continuing to pay for Mr. Underwood’s health and dental benefits, as if he continued to be employed by the Company. In accordance with the terms of his employment agreement, all stock options which would otherwise vest over the 12 months following the termination vested and became exercisable on the date of termination and Mr. Underwood has twelve (12) months from the date of termination, or the remaining option term, if earlier, to exercise all such options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loan to Executive Officer

      In August 2000, Mr. Kennedy borrowed $50,426 from Moldflow in order to assist in the purchase of a home in Ithaca, New York in connection with his expatriate assignment in the United States. This loan was repaid in full during Fiscal 2004 upon the sale of Mr. Kennedy’s home and his return to Australia.

INFORMATION REGARDING MOLDFLOW STOCK OWNERSHIP

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Officers and Directors, and persons who own more than 10% of the Company’s outstanding shares of Common Stock (collectively, “Section 16 Persons”) to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Section 16 Persons are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such individuals, the Company believes that during Fiscal 2004, the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them, except as set forth herein.

Mr. Schechter filed a Form 4 two days after the date that such Form 4 was due and Mr. Brooks filed a Form 4 three days after the date that such Form 4 was due. When these oversights were discovered each Form 4 was filed promptly.

Security Ownership of Certain Beneficial Owners

      The following table presents certain information about persons or entities known to the Company to own, directly or indirectly, more than five percent of the Company’s Common Stock as of September 15, 2004.

	Shares Beneficially Owned

Name and Address of Beneficial Owner	Number	Percent(1)

Paradigm Capital Management(2)	999,879	9.4%
Nine Elk Street Albany, NY 12207
Wachovia Corporation(2)	850,604	8.0%
One Wachovia Center Charlotte, NC 28288
Babson Capital Management(2)	849,300	8.0%
One Memorial Drive Cambridge, MA 02142
Capital Group International, Inc. and Capital Guardian Trust Company(2)	618,350	5.8%
11100 Santa Monica Boulevard Los Angeles, CA 90025
T. Rowe Price Associates, Inc.(2)	557,000	5.2%
100 East Pratt Street Baltimore, MD 21202

(1)	Based on 10,636,700 shares outstanding on September 15, 2004.

(2)	Based on information contained in such shareholder’s publicly available filing on Form 13f filed with the Securities and Exchange Commission for the period ending June 30, 2004.

Security Ownership of Management

      The following table presents certain information as to each Director and Named Executive Officer of the Company as of September 15, 2004, based on representations to the Company by each Director and Named Executive Officer with respect to such person’s beneficial ownership. All individuals listed in the table have sole voting and investment power over the shares reported as owned unless otherwise indicated, subject to community property laws where applicable. The address of the listed stockholders is c/o Moldflow Corporation, 430 Boston Post Road, Wayland, MA 01778. The number of shares beneficially owned by each stockholder is determined under rules issued by the Securities and Exchange Commission and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after September 15, 2004 through the exercise of any stock option or other right. The inclusion of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares.

	Shares Beneficially Owned

Name of Beneficial Owner	Number	Percent(1)

A. Roland Thomas(2)	419,468	3.8%
Marc J.L. Dulude(3)	279,526	2.6%
Suzanne E. MacCormack(4)	205,013	1.9%
Peter K. Kennedy(5)	198,332	1.8%
Kenneth R. Welch(6)	149,466	1.4%
Lori M. Henderson(7)	61,111	*
Richard M. Underwood(8)	51,000	*
Roger E. Brooks(9)	21,125	*
Robert P. Schechter(10)	15,000	*
Frank W. Haydu III(11)	17,000	*
Robert J. Lepofsky	—	*
All executive officers and Directors as a group (13 persons)(12)	1,770,759	15.4%

*	Less than 1%.

(1)	Based on 10,636,700 shares outstanding on September 15, 2004.

(2)	Includes 125,707 shares held by Thomas Investments Australia Pty. Ltd., of which Mr. Thomas is the beneficial owner. Also includes 286,743 shares that may be acquired within 60 days of September 15, 2004.

(3)	Includes 5,000 shares that may be acquired within 60 days of September 15, 2004.

(4)	Includes 131,999 shares that may be acquired within 60 days of September 15, 2004.

(5)	Includes 113,957 shares owned by Mr. Kennedy’s spouse and 63,875 shares that may be acquired within 60 days of September 15, 2004.

(6)	Includes 119,166 shares that may be acquired within 60 days of September 15, 2004.

(7)	Includes 59,542 shares that may be acquired within 60 days of September 15, 2004.

(8)	Represents shares that may be acquired within 60 days of September 15, 2004. The Company is not aware of any other shares beneficially owned by Mr. Underwood as Mr. Underwood is no longer an employee of the Company.

(9)	Includes 18,125 shares that may be acquired within 60 days of September 15, 2004.

(10)	Represents shares that may be acquired within 60 days of September 15, 2004.

(11)	Includes 15,000 shares that may be acquired within 60 days of September 15, 2004.

(12)	Includes 831,658 shares that may be acquired within 60 days of September 15, 2004.

Market Value

      On June 30, 2004, the closing price of a share of the Company’s Common Stock on the Nasdaq National Market was $10.84.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the year ended June 30, 2004 with management and PricewaterhouseCoopers LLP, the Company’s independent auditor and a registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditor has the responsibility to perform an audit of those financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).

      The Audit Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees”, as amended by Statement on Auditing Standards No. 90, “Audit Committee Communications.” In addition, the Audit Committee discussed with the independent auditor its independence from the Company and its management, and the Audit Committee received the written disclosures and the letter from the independent auditor required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”

      On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2004, which has been filed with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Frank W. Haydu III
Roger E. Brooks
Robert P. Schechter

EXPENSES OF SOLICITATION

      The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, e-mail or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

      Stockholder proposals intended to be presented at the Company’s 2005 Annual Meeting of Stockholders must be received by the Company on or before June 8, 2005 in order to be considered for inclusion in the Company’s proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the Company’s proxy statement and form of proxy and should be mailed to: Secretary, Moldflow Corporation, 430 Boston Post Road, Wayland, Massachusetts 01778.

      The Company’s by-laws provide that any stockholder of record wishing to have a stockholder proposal that is not included in the Company’s proxy statement considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the by-laws, to the Company’s Secretary at its principal executive office not less than 90 days or more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting. In the event, however, that the Annual Meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not earlier than the 120th day prior to the scheduled date of such meeting and not later than the later of (i) the 10th day after the date of public disclosure of the date of such meeting, or (ii) the 90th day prior to the scheduled date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority.

SUBMISSION OF SECURITYHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES

      All securityholder recommendations for Director candidates must be submitted in writing to the Secretary of the Company, Moldflow Corporation, 430 Boston Post Road, Wayland, Massachusetts 01778, who will forward all recommendations to the Nominating Committee. All securityholder recommendations for Director candidates must be submitted to the Company not less than 120 calendar days prior to the date on which the Company’s Proxy Statement was released to stockholders in connection with the previous year’s Annual Meeting. All securityholder recommendations for Director candidates must include (1) the name and address of record of the securityholder, (2) a representation that the securityholder is a record holder of the Company’s securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934, (3) the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed Director candidate, (4) a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board of Directors from time to time, (5) a description of all arrangements or understandings between the securityholder and the proposed Director candidate, (6) the consent of the proposed Director candidate to be named in the proxy statement, to have all required information regarding such Director candidate included in the Proxy Statement, and to serve as a Director if elected, and (7) any other information regarding the proposed Director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Audit Committee has selected PricewaterhouseCoopers LLP, a registered public accounting firm, as the independent auditor for the Company for the fiscal year ending June 30, 2005. PricewaterhouseCoopers LLP has served as the independent auditor for the Company or its predecessor since 1996. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

      Fees for professional services provided by PricewaterhouseCoopers LLP in each of the last two fiscal years, in each of the following categories, are as set forth in the table below. Audit Fees included fees associated with the annual audit, reviews of the Company’s quarterly reports on Form 10-Q, statutory audits required for certain international subsidiaries, and assistance with and reviews of documents filed with the Securities and Exchange Commission. Audit-Related Fees included assistance with acquisitions and internal control reviews. Tax fees included domestic and international tax compliance, tax advice and tax planning. The Audit Committee pre-approves all services performed by the independent auditor pursuant to an Audit Committee Pre-Approval Policy. In addition, the Audit Committee has considered whether the provision of the non-audit services set forth below is compatible with maintaining the independence of the independent auditor.

	FY04	FY03

Audit fees	$497,000	$392,756
Audit-related fees	$47,000	$2,000
Tax fees	$843,000	$574,000
All other fees	$0	$0

Total	$1,387,000	$968,756

      For Fiscal 2004, tax fees included $704,000 related to tax compliance services, particularly tax return preparation and assistance with worldwide tax inquiries and other similar actions, and $139,000 related to general tax advice and tax planning, including quarterly review meetings.

CODE OF ETHICS

      The Board of Directors has adopted a Code of Ethics and Business Conduct that is applicable to all Directors, officers and employees of the Company and its subsidiaries, and a Code of Ethics for CEO and Senior Financial Officers that includes additional provisions and is applicable to the Company’s CEO, CFO, principal accounting officer and controller. Both the Code of Ethics and Business Conduct and the Code of Ethics for CEO and Senior Financial Officers are available on the Corporate Governance page in the Investors section of the Company’s website at www.moldflow.com. The Company intends to post any amendments to or waivers from the Code of Ethics for CEO and Senior Financial Officers at this location on its website. Please note, however, that the information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

OTHER MATTERS

      The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE YOUR PROXY IN ONE OF THE FOLLOWING WAYS: (1) USE THE TOLL-FREE TELEPHONE NUMBER SHOWN ON THE ENCLOSED PROXY CARD; (2) GO TO THE WEBSITE ADDRESS SHOWN ON THE PROXY CARD AND VOTE OVER THE INTERNET; OR (3) MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. VOTES SUBMITTED VIA THE INTERNET OR BY TELEPHONE MUST BE RECEIVED BY 12:00 MIDNIGHT UNITED STATES EASTERN STANDARD TIME ON NOVEMBER 17, 2004. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY COMPLETED YOUR PROXY.

DETACH HERE

PROXY

MOLDFLOW CORPORATION

430 Boston Post Road
Wayland, Massachusetts 01778

Proxy for the 2004 Annual Meeting of Stockholders
November 18, 2004

This Proxy is Solicited on Behalf of the Board of Directors of Moldflow Corporation

The undersigned acknowledge(s) receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 5, 2004, and hereby constitutes and appoints Suzanne E. MacCormack, Lori M. Henderson and A. Roland Thomas (the “Proxies”) and each of them, as Proxies of the undersigned, each with the power to appoint a substitute and to act alone, and authorizes each of them acting singly, to represent and to vote, as designated on the reverse side of this proxy card, all shares of Common Stock of Moldflow Corporation, held of record by the undersigned on September 23, 2004, at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, November 18, 2004 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no directions are indicated, this proxy will be voted FOR the election of the nominee set forth in Proposal 1. A stockholder wishing to vote in accordance with the Board of Directors’ recommendations need only sign and date this proxy and return it in the postage paid envelope provided.

SEE REVERSE
SIDE

The Board of Directors Recommends a Vote FOR Proposal 1
Appearing on the Reverse Side hereof

SEE
REVERSE SIDE

MOLDFLOW CORPORATION

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.

     1. Election of one Director.

     Nominee: (01) Frank W. Haydu III

FOR THE NOMINEE	☐	☐	WITHHELD FROM THE NOMINEE

In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If executed by a corporation or partnership, the proxy should be signed by a duly authorized person of the corporation or partnership, stating his or her title or authority.

Signature:

Date:

Signature:

Date: